Leases	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
Leases	Leases
The Company incurs operating lease expenses for corporate office space and equipment to support its operations and administrative functions. Remaining lease terms at December 31, 2024 range from one to 12 years. During the year ended December 31, 2024, the Company entered into a 12-year lease contract for its Calgary office space. Prior to the Spinoff, the Company shared office leases with its Former Parent.

	As at December 31,
U.S.$ millions	2024	2023
Operating lease ROU assets [1]	22	10

Operating lease liabilities - current [2]	—	4
Operating lease liabilities - long-term [2]	22	6
Total operating lease liabilities	22	10

Weighted average remaining lease term (years)	9.1	4.8
Weighted average discount rate	4.8%	4.7%
1.Reported in plant, property and equipment in the consolidated balance sheets.
2.Current operating lease liabilities and long-term operating lease liabilities are reported in accounts payable and other and other long-term liabilities, respectively, in the consolidated balance sheets. The December 31, 2024 current lease liabilities is made up of a $7 million current lease obligation offset by a $7 million lease incentive to be received in 2025.
For the years ended December 31, 2024 and 2023, South Bow incurred operating lease expenses, including short-term leases, of $3 million and $3 million, respectively. Operating lease expenses are reported under plant operating costs and other in the consolidated statements of income.
During the year ended December 31, 2024 and 2023, the Company made cash payments associated with leases of $6 million and $5 million, respectively. Cash payments relating to operating leases are recorded within operating activities in the consolidated statements of cash flows.
Future lease operating lease payments are as follows:

U.S.$ millions	Payments
2025 [1]	(2)
2026	4
2027	4
2028	4
2029	4
Thereafter	16
Total undiscounted lease payments	30
Less: imputed interest	(8)
Total operating lease liability	22